UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Event Earliest Reported): August 13, 2010 (May 17, 2010)

Axiologix Education Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-161321	61-1585332
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Scarborough Dr., Suite 308E
Egg Harbor Township, NJ 08234
(Address of principal executive offices)

(609) 646-2005
(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

1.  Investment Agreement with Dutchess Opportunity Fund

We entered into an Investment Agreement with Dutchess Opportunity Fund, II, L.P. (“Dutchess”) on May 17, 2010 and an amendment to that Agreement on July 13, 2010 (collectively, the “Investment Agreement”).  Pursuant to the Investment Agreement, Dutchess committed to purchase up to $5,000,000 of our common stock, over the course of 36 months.  The aggregate number of shares issuable by us and purchasable by Dutchess under the Investment Agreement is 3,600,000, which was determined by our Board of Directors.

We may draw on the facility from time to time (by “putting” (selling) shares of our common stock to Dutchess), as and when we determine appropriate in accordance with the terms and conditions of the Investment Agreement.  The maximum amount that we are entitled to put in any one notice is the greater of (i) 200% of the average daily volume (U.S. market only) of our common stock for the three trading days prior to the date of delivery of the applicable put notice, multiplied by the average of the closing prices for such trading days or (ii) $500,000.  The purchase price applicable to a put notice equals 95% of the lowest daily volume weighted average price (“VWAP “) of our common stock during the five consecutive trading day period beginning on the trading day immediately following the date Dutchess receives our put notice., However, if, on any trading day during this pricing period, the daily VWAP of the common stock is lower than the floor price specified in the Investment Agreement which is $0.30, then the put amount is automatically suspended for each such trading day during the pricing period, with only the balance of such put amount above the minimum acceptable price of $0.30 being put to Dutchess.  There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

Logistically in terms of timing of each put the Agreement provides that there is a 5-day "pricing" window, starting with the day the Put notice is given, and during which time no transaction can occur because the price of that transaction has not yet been established.  At the conclusion of the pricing period, the end of day 5, the parties will establish the price and then execute on the transaction during the business hours of day 6 and day 7 from the original date of the put notice.  This means that the shares have to be issued, opinions filed with the transfer agent and money wired across to us, all in a 48-hour period.  This activity pattern assures a prompt closing, in that only a 2-day window is allowed to accomplish the physical transaction.

There are circumstances under which we will not be entitled to put shares to Dutchess, including the following:

●	we will not be entitled to put shares to Dutchess unless there is an effective registration statement under the Securities Act of 1933 to cover the resale of the shares by Dutchess;

●	we will not be entitled to put shares to Dutchess unless our common stock continues to be quoted on the OTC Bulletin Board and has not been suspended from trading for two consecutive trading days;

●
we will not be entitled to put shares to Dutchess  if an injunction shall have been issued and remain in force against us, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Dutchess;

●	we will not be entitled to put shares to Dutchess if the issuance of the Securities will not violate any shareholder approval requirements of our principal trading market;

●
we will not be entitled to put shares to Dutchess if we have not complied with our obligations and are otherwise in breach of or in default under, the Investment Agreement, our Registration Rights Agreement with Dutchess or any other agreement executed in connection therewith with Dutchess; and

●	we will not be entitled to put shares to Dutchess to the extent that such shares would cause Dutchess' beneficial ownership to exceed 4.99% of our outstanding shares;

The Investment Agreement further provides that we and Dutchess are each entitled to customary indemnification from the other for any losses or liabilities we or it suffers as a result of any breach by the other of any provisions of the Investment Agreement or our Registration Rights Agreement with Dutchess, or as a result of any lawsuit brought by a third-party arising out of or resulting from the other party's execution, delivery, performance or enforcement of the Investment Agreement or the registration rights agreement.  The Investment Agreement also contains representations and warranties of each of the parties.

In connection with the preparation of the Investment Agreement and the Registration Rights Agreement, we issued Dutchess 90,909 shares of our common stock as a document preparation fee in the amount of $15,000.  However, in the event that we receive any funds from a current private placement or from Dutchess’ purchase of shares prior to the nine month anniversary of the issuance of the 90,909 shares, we have the right to redeem those shares for $15,000 in cash.  The issuance of our common stock was made in reliance on the exemption from registration provided by Section 4(2) the Securities Act of 1933, as amended, since the issuance did not involve a public offering, the recipient took the shares for investment and not resale and we took appropriate measures to restrict transfer.

2.   Registration Rights Agreement

On May 17, 2010, we entered into a Registration Rights Agreement with Dutchess.    Under the Registration Rights Agreement, we are obligated to file one or more registration statements with the Securities and Exchange Commission to register the resale by Dutchess of shares of common stock issued or issuable under the Investment Agreement. We must file with the SEC an initial registration statement on Form S-1 in order to access the credit line, covering the resale of  3,600,000 shares of common stock.

3.  Support Services Agreement

On June 24, 2010, we entered into a support services agreement with Cardiff Partners, LLC for finance and accounting support services.  As compensation for services under the agreement, we will pay to Cardiff Partners $8,000 per month in cash and issue to Cardiff Partners 1,326,189 shares of our common stock.  The initial term of the support services agreement is one year.  The issuance of our common stock is being made in reliance on the exemption from registration provided by Section 4(2) the Securities Act of 1933, as amended, since the issuance did not involve a public offering, the recipient took the shares for investment and not resale and we took appropriate measures to restrict transfer.

Item 3.02.  Unregistered Sales of Equity Securities

Reference is made to the transactions describe under Item 1.01 above.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

10.1	Investment Agreement, dated May 17, 2010, between the Registrant and Dutchess Equity Fund, LP
10.2	Registration Rights Agreement, dated May 17, 2010, between the Registrant and Dutchess Equity Fund, LP
10.3	Amendment to the Investment Agreement, dated July 13, 2010, between the Registrant and Dutchess Equity Fund, LP
10.4	Support Services Agreement with Cardiff Partners, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010	Axiologix Education Corporation
a Nevada corporation

By: /s/ John P. Daglis
Name: John P. Daglis
Title: President, Chief Executive Officer, Treasurer, Principal Accounting Officer, Chief Financial Officer and Director